                                                      Registration No. _________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             Post Effective No 1 to

                                  FORM S-8 POS
                                 AMENDMENT NO.1
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                        WASATCH INTERNATIONAL CORPORATION

             (Exact name of Registrant as specified in its charter)

         Nevada                                                    87-0435741
(State of other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                                  I.D. Number)

                       1301 N. Congress Avenue, Suite 135
                          Boynton Beach, Florida 33426
          (Address, including zip code, of principal executive office)


                Common Stock Underlying the Wasatch International
                  Corporation employee stock grant, option and
                                   award plan
                              (Full Title of Plan)


                            Joe Logan Jr., President
                        Wasatch International Corporation
                       1301 N. Congress Avenue, Suite 135
                          Boynton Beach, Florida 33426

            (Name, address, including zip code of agent for service)

                                 With copies to:

                        Frohling, Hudak & McCarthy, P.C.
                        425 Eagle Rock Avenue, Suite 200
                           Roseland, New Jersey 07068
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This registration statement shall hereafter become effective in accordance with
Rule 462 promulgated under the Securities Act of 1933, as amended.
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                                     PART 1
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information

         The contents of the initial Registration Statement pertaining to the Wasatch International Corporation employee stock grant, option and award plan filed on October 28, 1996 are incorporated herein by reference into this Form S-8 POS, Amendment No. 1 to that Registration Statement. Required opinions and consents and signatures are included in this Amendment.

         The following table sets forth the number of shares of Common Stock issued pursuant to the Company's Stock Plan and which are to be registered for resale in accordance with the prospectus attached hereto as Exhibit A, and incorporated herein by reference.

                                                                Number of Shares
Name and Address of                                             covered by this
Selling Shareholder                                             Prospectus
-------------------                                             ----------------
Wallace Giakas
222 Hwy 35 South
Middletown NJ 07748                                                   20,000

Joe Logan Jr.
1301 N. Congress Ave
Suite 135
Boynton Beach FL 33426                                               550,000

Eli Leibowitz
289 Starling Rd.
Englewood NJ 07631                                                   270,000

John B. M. Frohling
425 Eagle Rock Avenue
Suite 200
Roseland NJ 07068                                                    300,000

Daniel Boyar
8365 SE 21 Avenue
Ocala FL 34480                                                       400,000

Charles Edwards
3907 Greenway
Baltimore, Maryland 21218                                            500,000

Richard Gladstone
2200 Boca Raton Blvd.
Boca Raton FL 33431                                                   26,000

Diran Kaloustian
4605 South Ocean Blvd.
Boca Raton FL 33487                                                  220,000



                                    TOTAL                          2,286,000

Item 2. Registration Information and Employee Plan Annual Information.

         See Item 1.

                                     PART 11
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. Incorporation of Documents by Reference.

         See Item 1.

Item 4. Description of Securities.

         See Item 1.

Item 5. Interests of Named Experts and Counsel.

         See Item 1.

Item 6. Indemnification of Directors and Officers.

         See Item 1.

Item 7. Exemption from Registration Claimed

         See Item 1.

Item 8. Exhibits

         See Exhibit Index and Exhibits at the end of this Form S-8 POS, Amendment No. 1 to the Registration Statement.

Item 9. Undertakings.


         The undersigned registrant hereby undertakes that it will:

         (1) File, during any period in which it offers or sells securities, a post-effective amendment to this registration statement to

                  (i) Include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) Include any additional or changed material information with respect to the plan of distribution.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, treat each such post-effective amendment as a new registration statement relating to the securities offered, and the offering of the securities at that time shall be deemed to be the initial bona fide offering.

         (3) File a post-effective amendment to remove from registration any securities which remain unsold at the termination of the offering.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 POS, Amendment No. 1, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 2nd day of June 1997.


                                    WASATCH INTERNATIONAL CORPORATION



                                    By: /s/* Joe Logan Jr.
                                       ------------------------------------
                                        Joe Logan Jr., President and Chief
                                        Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on the 2th day of June, 1997.


/s/*                                                          Director
--------------------------------
Eli Leibowitz


/s/*                                                          Director
--------------------------------
Joe Logan Jr.



/s/*                                                          Director
--------------------------------
Diran Kaloustian


By: /s/ John B.M. Frohling
   -----------------------------
   John B.M. Frohling
   Attorney-in-Fact



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
* John B.M. Frohling by signing his name thereto signs this Form S-8 on behalf of the persons indicated above. An original power of attorney authorizing John B.M. Frohling to sign this Form S-8 POS, Amendment No. 1, on behalf of Joe Logan Jr., Eli Leibowitz and Diran Kaloustian have been executed.


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                                  EXHIBIT INDEX



         A.       Opinion Re: Legality and Consent of experts.

         B.       Wasatch International Corporation Prospectus dated June 2,
                  1997.

         1. Incorporated by reference and previously filed with the SEC the Company's annual report on Form 10-KSB for the fiscal year ended May 31, 1996.

         2. Incorporated by reference and previously filed with the SEC as the Company's Registration Statement for the Company's employee stock grant, option and award plan filed on October 28, 1996.

         3. Incorporated by reference and previously filed with the SEC the Company's quarterly Form 10-QSB for the period ended August 31, 1996.

         4. Incorporated by reference and previously filed with the SEC the Company's quarterly Form 10-QSB for the period ended November 30, 1996.

         5. Incorporated by reference and previously filed with the SEC the Company's quarterly Form 10-QSB for the period ended February 28, 1997.

        23.       Consent of Jones, Jensen & Company.



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